Exhibit 99.2

Third Quarter 2022 Supplemental Presentation Oct. 26, 2022

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future ﬁ nancial performance. Forward-looking statements by their nature address matters that are, to di ﬀ erent degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to di ﬀ er signi ﬁ cantly from what we expect. More information about factors that could a ﬀ ect Morningstar’s business and ﬁ nancial results are in our ﬁ lings with the SEC, including our most recent 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP ﬁ nancial measures including, but not limited to, organic revenue, adjusted operating income, and free cash ﬂ ow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP ﬁ nancial measures to the most directly comparable GAAP ﬁ nancial measures is provided in the appendix to this presentation and in our ﬁ lings with the SEC, including our most recent 8-K, 10-K and 10-Q. 2 2

Q3 2022 Financial Performance ($mil) $22.0 $67.8 22 21 $76.6 ＋ 9.2% – 67.6% – 8.3% 22 21 $468.2 $428.9 22 21 $83.5 $68.4 – 26.0% 22 21 $92.4 Operating Income Free Cash Flow** Revenue Adjusted Operating Income* * 3 3 Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, other merger and acquisition (M&A) related expenses and earn-outs, and items related to the signi ﬁ cant reduction and shift of the Company’s operations in China. ** Free cash ﬂ ow is a non-GAAP measure and is de ﬁ ned as cash provided by or used for operating activities less capital expenditures.

Q3 2022 Revenue Walk *Organic revenue excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, accounting changes, and the e ﬀ ect of foreign currency translations. ＋ 9.2% Reported Revenue Growth Impact of M&A, Accounting Changes, and Currency ＋ 8.5% – 0.7% Contributors of Organic Revenue Growth License-Based 18.3% Asset-Based –5.3% Transaction-Based –17.8% Organic Revenue Growth* 4 4

Quarterly Revenue Growth Trend ($mil) Bars represent reported revenue. Percentages represent YOY organic revenue growth, which is a non-GAAP measure. 5 5

YTD Organic Revenue Walk * ($ mil) 6 6 3Q21 YTD Revenue M&A, accounting changes, and foreign exchange adjustments PitchBook Morningstar Sustainalytics Morningstar Data Morningstar Direct Morningstar Indexes Advisor Workstation Investment Management DBRS Morningstar Workplace Solutions Other products 3Q22 YTD Revenue 1,237.1 –13.5 91.5 26.4 18.6 13.2 8.8 2.3 1.3 0.8 0.5 8.6 1,395.6 Organic revenue excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, accounting changes, and the e ﬀ ect of foreign currency translations. *

Q3 2022 Revenue Drivers:
License-Based Revenue Growth ($mil)



+19.4% Reported
+18.3% Organic
21
22
$287.0
$342.6

License-Based Organic Revenue Drivers:

- PitchBook (+38.7%), Morningstar Sustainalytics (+45.8%), Morningstar Data (+9.6%), and Morningstar Direct (+10.0%) were the primary contributors to organic revenue growth in Q3 2022.
- PitchBook continued its strong growth trajectory as it continued to enhance core data sets and improve the user experience. Morningstar Sustainalytics benefited from continued demand for ESG solutions, especially in Europe.

Bars represent reported revenue. Organic revenue is a non-GAAP measure.

7

License-Based Quarterly Trends PitchBook ($mil) 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 8 8 Morningstar Data ($mil) 8.7% 8.6% 9.5% 8.9% 8.7% 8.6% 9.5% 10.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Data Revenue YOY Organic Revenue Growth PitchBook licenses totaled 94,254 as of the end of the third quarter of 2022, compared to 69,164 in the prior-year quarter.

License-Based Quarterly Trends 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Direct ($mil) 9 9 Morningstar Sustainalytics ($mil) Morningstar Direct licenses totaled 18,126 as of the third quarter 2022, compared to 17,182 in the prior-year quarter.

License-Based Quarterly Trends Advisor Workstation ($mil) - 4.3% - 1.7% 3.2% - 2.4% - 1.3% - 1.7% 3.2% 3.9% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Advisor Workstation Revenue YOY Organic Revenue Growth 10 10 G

Q3 2022 Revenue Drivers:
Asset-Based Revenue Growth ($mil)



–1.6% Reported
–5.3% Organic
21
22
$68.4
$67.3

Asset-Based Organic Revenue Drivers:

- The continued downturn in global markets drove organic revenue declines for Investment Management (-13.2%) and Workplace Solutions (-6.0%).
- Organic growth in Morningstar Indexes (+21.5%) partially offset these declines. Drivers included increases in investable products revenue, supported by new product launches and net inflows to higher margin products, and growth in licensed data.

Bars represent reported revenue. Organic revenue growth is a non-GAAP measure.

11

MORNINGSTAR®

Asset-Based Quarterly Trends: Investment Management ($bil) Investment Management AUM/A: Investment Management assets declined 6.5% versus the prior year, re ﬂ ecting the continued downturn in global markets and softer net ﬂ ows. Excluding $3.7 billion in Praemium assets added in the second quarter, assets would have declined 13.9%. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Nonwholesale** Managed Portfolios - Wholesale* Managed Portfolios – Wholesale: Through our distribution sales team, we o ﬀ er investment strategies and services directly to ﬁ nancial advisors in bank, broker dealers with a corporate RIA, who have a corporate RIA, insurance, and RIA channels that o ﬀ er our investment strategies and services to their clients (the end investor). This remains our strategic focus. **Managed Portfolios – Non-Wholesale: We sell services directly to ﬁ nancial institutions such as broker dealers, discount brokers, and wirehouses. Our distribution sales team is not involved with the advisers of these ﬁ rms. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* 12 12 *

Workplace Solutions Q3 2022 AUM/A: Workplace Solutions assets under management and advisement declined 8.3% versus the prior year, re ﬂ ecting the continued downturn in global markets. Asset-Based Quarterly Trends: Workplace Solutions ($bil) *Managed Accounts includes Retirement Manager and Advisor Managed Accounts. **Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. ***Custom Models/CIT o ﬀ er customized investment lineups for clients based on plan participant demographics or other speci ﬁ c factors. $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts 13 13

Q3 2022 Revenue Drivers: Transaction-Based Revenue Growth ($mil) Bars represent reported revenue. Organic revenue growth is a non-GAAP measure. Transaction-Based Organic Revenue Drivers: DBRS Morningstar’s 17.5% decrease in organic revenue re ﬂ ected a marked decline in global new issuance activity driven by widening spreads and heightened interest-rate volatility. Declines were most pronounced in the Company’s ratings of U.S. and European commercial-backed securities. –20.7% Reported –17.8% Organic 22 21 $73.5 $58.3 14 14

Quarterly Transaction-Based Trends: DBRS Morningstar Revenue Growth by Geography ($mil) 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% -- 16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA DBRS Morningstar Q3 2022 Organic Revenue Drivers: Organic revenue declined 27.9% in the US due to a sharp fall in CMBS ratings activity driven by heightened interest-rate volatility and widening spreads. Organic revenue fell 9.7% in EMEA as structured ﬁ nance ratings activity slowed sharply due to similar factors. Organic revenue grew 4.1% in Canada. Pockets of strength included recurring revenue related to corporate credit ratings and new ABS issuance. 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% -- 16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA Bars represent reported revenue. Percentages represent organic revenue growth. 15 15

Quarterly Transaction-Based Trends: DBRS Morningstar Revenue by Asset Class ($mil) DBRS Morningstar Q3 2022 Organic Revenue Drivers: Category mix in Q3 2022 was 60% Structured Finance v. 40% Fundamental Ratings. Recurring revenue represented 48.6% of total DBRS Morningstar revenue. *Fundamental Ratings (Corporate, Financial Institutions, Sovereign) & Other **Structured Finance (Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Fundamental Ratings Structured Finance Ratings 16 16

Q3 2022 Operating Margins



Operating Margin
Adjusted Operating Margin
+15.8%
+4.7%
+19.4%
+16.4%
21
22
21
22

Operating Margin Drivers:

Operating expense included $30.1 million of costs associated with the Company's initiation of a significant reduction and shift of its China operations, which are excluded from adjusted operating income.

Key drivers of expense growth:

- Severance costs increased $26.3 million related to employees impacted by the significant reduction of the Company's China operations.
- Other compensation costs increased $19.6 million, due to headcount growth across key product areas, including Morningstar Sustainalytics and PitchBook, and a higher annual merit increase to employees.
- Stock-based compensation increased $10.9 million primarily due to the PitchBook management bonus plan and the impact of higher bonus payout rates on grants made to employees.
- Professional fees increased $6.2 million due to costs associated with the integration of acquisitions and the significant reduction and shift of the Company's China operations.
- Sales commission costs increased $6.1 million due to strong sales performance in the license-based product areas, and higher amortization of capitalized commissions related to prior-period sales performance.

Adjusted operating margin is a non-GAAP financial measure.

17

MORNINGSTAR®

YTD Adjusted Operating Income*

Walk ($ mil)



272.2
158.5
–92.0
–26.8
–22.5
–17.8
–12.0
–10.2
–16.9
232.5
YTD Q3 2021
YOY Revenue Growth
Compensation and Benefits**
Stock-based Compensation
Professional Fees
Sales Commissions
Travel & Related Activities
Advertising & Marketing
Infrastructure Costs & Other***
YTD Q3 2022

* Adjusted operating income excludes intangible amortization expenses, all mergers and acquisitions (M&A)-related expenses (including M&A earn-outs), and items related to the significant reduction and shift of the Company's operations in China. **Includes salaries, cash bonus, and company-sponsored benefits. This line also includes severance-related expenses. ***Includes infrastructure costs, (including third party contracts with data providers, AWS cloud costs to house data collection and products, and subscriptions to Saas-based software), facilities, depreciation and capitalized labor.

18

MORNINGSTAR®

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP ﬁ nancial measure. 19 19

Q3 2022 Cash Flow and Capital Allocation ($mil) 2 $102.1 $68.4 Operating Cash Flow Free Cash Flow* Capital Allocation Free cash ﬂ ow is a non-GAAP measure and is de ﬁ ned as cash provided by or used for operating activities less capital expenditures. 20 20 * ($mil) CapEx 33.7 Dividends 15.3 Share Repurchases 15.2 Investments in Unconsolidated Entities 1.7

Appendix

Reconciliation from Reported to Organic Revenue Growth by Revenue Type 22 22 Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency e ﬀ ects.

Reconciliation from Reported to Organic Revenue Growth by Revenue Type 23 23 Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency e ﬀ ects.

Reconciliation from Reported to Organic Revenue Growth by Product Area 24 24 Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency e ﬀ ects.

Reconciliation from Reported to Organic Revenue Growth by Product Area 25 25 Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency e ﬀ ects.

Reconciliation from Reported to Organic Revenue Growth by Product Area 26 26 Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency e ﬀ ects.

Reconciliation from Reported to Organic Revenue Growth by Product Area 27 27